First Horizon Corporation Delivers Strong First Quarter 2026 Results
with Net Income Available to Common Shareholders of $257 Million, up 21% year-over-year and EPS of $0.53, up $0.12 from First Quarter 2025

MEMPHIS, TN (April 15, 2026) – First Horizon Corporation (NYSE: FHN or “First Horizon”) today reported first quarter net income available to common shareholders ("NIAC") of $257 million or earnings per share of $0.53, compared with fourth quarter 2025 NIAC of $257 million or earnings per share of $0.52 and first quarter 2025 NIAC of $213 million or earnings per share of $0.41. Return on tangible common equity grew to 15.1% in the quarter.*

"We are pleased to deliver adjusted return on tangible common equity* of 15%+ for the third consecutive quarter, a key measure of value creation for shareholders," said Chairman, President and CEO Bryan Jordan. "These results reflect disciplined execution across our footprint and lines of business."

Jordan continued, "Year-over-year, tangible book value per share* increased 9% and net income available to common shareholders grew 21%. We achieved this by creating revenue through relationship banking, maintaining expense discipline, and executing with a strong credit culture. Safety and soundness, profitability, and growth remain our top priorities to create meaningful value for our clients, communities, and shareholders."

Notable Items

Notable Items
Quarterly, Unaudited ($ in millions, except per share data)	1Q26	4Q25	1Q25
Summary of Notable Items:
FDIC special assessment (other noninterest expense)	$—	$7	$(1)
Other notable expenses	—	(10)	(5)
Total notable items (pre-tax)	$—	$(3)	$(6)
Tax on notable items before preferred stock dividends	$—	$1	$1
Total notable items (after-tax)	$—	$(2)	$(4)
Numbers may not total due to rounding.

* "Adjusted" results, along with return on tangible common equity, tangible book value per share, and certain other financial measures, are non-GAAP financial measures. All references to loans include leases. All references to earnings per share are based on diluted shares. NII, total revenue, NIM, and PPNR are presented on a fully taxable equivalent ("FTE") basis. Capital ratios are preliminary. Please see page 4 for information on our use of non-GAAP measures and a reconciliation of these measures to GAAP beginning on page 20.

First Quarter 2026 versus Fourth Quarter 2025

Net interest income
Net interest income (FTE) decreased $9 million to $670 million and net interest margin of 3.52% increased 1 basis point. The NII decrease was primarily driven by day count changes from the prior quarter. Deposit repricing performance offset declines in loan yields to expand net interest margin.

Noninterest income
Noninterest income decreased $18 million to $195 million, driven by decreases of $6 million in service charges,
$5 million in deferred compensation income, and $4 million in fixed income.

Noninterest expense
Noninterest expense of $505 million decreased $40 million from the prior quarter. This includes a $26 million decrease in outside services, primarily driven by technology projects completed in the prior quarter and seasonally reduced marketing expenses, an $8 million decrease in incentives and commissions expenses related to accruals in the prior quarter, and a $5 million decrease in deferred compensation expenses.

Loans and leases
Average loan and lease balances of $63.2 billion decreased $240 million from the prior quarter, while period-end balances were $64.4 billion, up $221 million from fourth quarter 2025. Loans to mortgage companies (LMC) declined by $62 million at period-end, and other C&I balances increased by $624 million. The increase in C&I balances was partially offset by declines in consumer and CRE loan balances. Loan yields of 5.68% decreased 15 basis points, driven by the 25 basis point Fed rate cut in December 2025.

Deposits
Average deposits of $66.2 billion decreased $332 million from fourth quarter 2025. Period-end deposits of $66.5 billion decreased $1.0 billion, driven by a $1.1 billion decrease in interest bearing deposits. Interest-bearing deposit cost of 2.28% decreased 25 basis points from the prior quarter, with a spot rate of approximately 2.27% at the end of the quarter.

Asset quality
Provision for credit losses expense was $15 million, compared to zero in fourth quarter 2025. Net charge-offs were $29 million or 18 basis points, down slightly from $30 million or 19 basis points in the prior quarter. Nonperforming loans of $606 million increased $2 million. The ACL to loans ratio decreased from 1.31% in fourth quarter 2025 to 1.28%, driven by the continued positive resolution of non-pass loans, which are down over 20% year-over-year.

Capital
CET1 ratio was 10.53%, a 10 basis point decline from the fourth quarter 2025. Capital was deployed into loan growth as well as share repurchases, which totaled $233 million at an average price of $24.54 per share including commissions. Tier 1 and total capital ratios increased from the previous quarter, driven by the $400 million Series H Preferred Stock issuance in March 2026.

Income taxes
The first quarter 2026 tax rate was 22.2%, compared to an effective tax rate of 22.6% and an adjusted tax rate of 22.7% in the previous quarter.

SUMMARY RESULTS
Quarterly, Unaudited

				1Q26 Change vs.
($ in millions, except per share and balance sheet data)	1Q26	4Q25	1Q25	4Q25			1Q25
				$/bp		%	$/bp		%
Income Statement
Interest income - taxable equivalent[1]	$1,008	$1,054	$1,017	$(47)		(4)%	$(10)		(1)%
Interest expense- taxable equivalent[1]	337	375	383	(38)		(10)	(46)		(12)
Net interest income- taxable equivalent	670	679	634	(9)		(1)	36		6
Less: Taxable-equivalent adjustment	3	3	3	—		(10)	—		(12)
Net interest income	667	676	631	(9)		(1)	36		6
Noninterest income	195	212	181	(18)		(8)	13		7
Total revenue	862	888	812	(26)		(3)	50		6
Noninterest expense	505	545	488	(40)		(7)	17		4
Pre-provision net revenue[3]	357	343	325	14		4	32		10
Provision for credit losses	15	—	40	15		NM	(25)		(63)
Income before income taxes	342	343	285	(1)		—	57		20
Provision for income taxes	76	78	63	(2)		(2)	13		22
Net income	266	266	222	—		—	44		20
Net income attributable to noncontrolling interest	3	4	4	—		(12)	(1)		(14)
Net income attributable to controlling interest	263	262	218	1		—	44		20
Preferred stock dividends	5	5	5	—		—	—		—
Net income available to common shareholders	$257	$257	$213	$1		—%	$44		21%

Adjusted net income[4]	$266	$268	$227	$(2)		(1)%	$39		17%
Adjusted net income available to common shareholders[4]	$257	$259	$217	$(2)		(1)%	$40		18%
Common stock information
EPS	$0.53	$0.52	$0.41	$0.01		2%	$0.12		29%
Adjusted EPS[4]	$0.53	$0.52	$0.42	$0.01		2%	$0.11		26%
Diluted shares[8]	487	496	523	(10)		(2)%	(37)		(7)%
Key performance metrics
Net interest margin[6]	3.52%	3.51%	3.42%	1	bp		10	bp
Efficiency ratio	58.54	61.33	60.06	(279)	bp		(152)	bp
Adjusted efficiency ratio[4]	58.34	60.73	59.09	(239)	bp		(75)	bp
Effective income tax rate	22.21	22.64	21.96	(43)	bp		25	bp
Return on average assets	1.30	1.27	1.11	3	bp		19	bp
Adjusted return on average assets[4]	1.30	1.28	1.14	2	bp		16	bp
Return on average common equity (“ROCE")	12.3	12.0	10.3	27	bp		196	bp
Return on average tangible common equity (“ROTCE”)[4]	15.1	14.8	12.8	31	bp		231	bp
Adjusted ROTCE[4]	15.1	15.0	13.1	16	bp		204	bp
Noninterest income as a % of total revenue	22.63	23.89	22.29	(126)	bp		34	bp
Adjusted noninterest income as a % of total revenue[4]	22.55%	23.80%	22.20%	(125)	bp		35	bp
Balance Sheet (billions)
Average loans	$63.2	$63.4	$61.6	$(0.2)		—%	$1.5		3%
Average deposits	66.2	66.5	64.5	(0.3)		—	1.7		3
Average assets	83.0	83.1	81.0	—		—	2.1		3
Average common equity	$8.5	$8.5	$8.4	$—		—%	$0.1		1%
Asset Quality Highlights
Allowance for credit losses to loans and leases[4]	1.28%	1.31%	1.45%	(3)	bp		(17)	bp
Nonperforming loans and leases ratio	0.94%	0.94%	0.98%	—	bp		(4)	bp
Net charge-off ratio	0.18%	0.19%	0.19%	(1)	bp		(1)	bp
Net charge-offs	$29	$30	$29	$(2)		(6)%	$—		(2)%
Capital Ratio Highlights (current quarter is an estimate)
Common Equity Tier 1	10.5%	10.6%	10.9%	(10)	bp		(40)	bp
Tier 1	11.9	11.5	11.9	44	bp		—	bp
Total Capital	13.7	13.3	14.1	39	bp		(32)	bp
Tier 1 leverage	10.6%	10.2%	10.5%	44	bp		14	bp
Numbers may not total due to rounding.
See footnote disclosures on page 19 and glossary of terms on page 25.

Forward-Looking Statements
This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to FHN's beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results, or other developments. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should,” “is likely,” “will,” “going forward,” and other similar expressions that indicate future events and trends. Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic, and competitive uncertainties and contingencies, many of which are beyond FHN’s control, and many of which, with respect to future business decisions and actions (including acquisitions and divestitures), are subject to change and could cause FHN’s actual future results and outcomes to differ materially from those contemplated or implied by forward-looking statements or historical performance. While there is no assurance that any list of uncertainties and contingencies is complete, examples of factors which could cause actual results to differ from those contemplated by forward-looking statements or historical performance include those mentioned: in this document; in Items 2.02 and 7.01 of FHN’s Current Report on Form 8-K to which this document has been furnished as an exhibit; in the forepart, and in Items 1, 1A, and 7, of FHN’s most recent Annual Report on Form 10-K; and in the forepart, and in Item 1A of Part II, of FHN’s Quarterly Report(s) on Form 10-Q filed after that Annual Report. Any forward-looking statements made by or on behalf of FHN speak only as of the date they are made, and FHN assumes no obligation to update or revise any forward-looking statements that are made in this document or in any other statement, release, report, or filing from time to time. Actual results could differ and expectations could change, possibly materially, because of one or more factors, including those factors listed in this document or the documents mentioned above, and other factors not listed.

Throughout this document, numbers may not total due to rounding, references to EPS are fully diluted, and capital ratios for the most recent quarter are estimates.

Use of non-GAAP Measures and Regulatory Measures that are not GAAP

Certain measures included in this report are “non-GAAP,” meaning they are not presented in accordance with generally accepted accounting principles in the U.S. and also are not codified in U.S. banking regulations currently applicable to FHN. Although other entities may use calculation methods that differ from those used by FHN for non-GAAP measures, FHN’s management believes such measures are relevant to understanding the financial condition, capital position, and financial results of FHN and its business segments. Non-GAAP measures are reported to FHN’s management and Board of Directors through various internal reports.

The non-GAAP measures presented in this earnings release are fully taxable equivalent measures, pre-provision net revenue ("PPNR"), return on average tangible common equity (“ROTCE”), tangible common equity (“TCE”) to tangible assets (“TA”), tangible book value ("TBV") per common share, and various consolidated and segment results and performance measures and ratios adjusted for notable items.

Presentation of regulatory measures, even those which are not GAAP, provides a meaningful basis for comparability to other financial institutions subject to the same regulations as FHN, as demonstrated by their use by banking regulators in reviewing capital adequacy of financial institutions. Although not GAAP terms, these regulatory measures are not considered “non-GAAP” under U.S. financial reporting rules as long as their presentation conforms to regulatory standards. Regulatory measures used in this financial supplement include: common equity tier 1 capital ("CET1"), generally defined as common equity less goodwill, other intangibles, and certain other required regulatory deductions; tier 1 capital, generally defined as the sum of core capital (including common equity and instruments that cannot be redeemed at the option of the holder) adjusted for certain items under risk based capital regulations; and risk-weighted assets, which is a measure of total on- and off-balance sheet assets adjusted for credit and market risk, used to determine regulatory capital ratios.

Refer to the tabular reconciliation of non-GAAP to GAAP measures and presentation of the most comparable GAAP items, beginning on page 20.

Conference Call Information
Analysts, investors and interested parties may call toll-free starting at 8:15 a.m. CT on April 15, 2026, by dialing 1-833-470-1428 (if calling from the U.S.) and entering access code 672268. The conference call will begin at 8:30 a.m. CT.

Participants can also opt to listen to the live audio webcast at https://ir.firsthorizon.com/events-and-presentations/default.aspx.

A replay of the call will be available beginning at noon CT on April 15 until midnight CT on April 29, 2026. To listen to the replay, dial 1-866-813-9403 (U.S. callers); the access code is 513284. A replay of the webcast will also be available on our website on April 15 and will be archived on the site for one year.

First Horizon Corporation (NYSE: FHN), with $84.1 billion in assets as of March 31, 2026, is a leading regional financial services company, dedicated to helping our clients, communities and associates unlock their full potential with capital and counsel. Headquartered in Memphis, TN, the banking subsidiary First Horizon Bank operates in 12 states concentrated in the southern U.S. The Company and its subsidiaries offer commercial, private banking, consumer, small business, wealth and trust management, retail brokerage, capital markets, fixed income, and mortgage banking services. First Horizon has been recognized as one of the nation's best employers by Fortune and Forbes magazines and a Top 10 Most Reputable U.S. Bank. More information is available at www.FirstHorizon.com.

Contact: Investor Relations - Tyler Craft - Tyler.Craft@firsthorizon.com
Media Relations - Beth Ardoin - Beth.Ardoin@firsthorizon.com

CONSOLIDATED INCOME STATEMENT
Quarterly, Unaudited

						1Q26 Change vs.
($ in millions, except per share data)	1Q26	4Q25	3Q25	2Q25	1Q25	4Q25		1Q25
						$	%	$	%
Interest income - taxable equivalent[1]	$1,008	$1,054	$1,081	$1,047	$1,017	$(47)	(4)%	$(10)	(1)%
Interest expense- taxable equivalent[1]	337	375	403	403	383	(38)	(10)	(46)	(12)
Net interest income- taxable equivalent	670	679	678	645	634	(9)	(1)	36	6
Less: Taxable-equivalent adjustment	3	3	3	4	3	—	(10)	—	(12)
Net interest income	667	676	674	641	631	(9)	(1)	36	6
Noninterest income:
Fixed income	53	57	57	42	49	(4)	(7)	4	8
Mortgage banking	9	10	15	10	8	(1)	(10)	1	13
Brokerage, trust, and insurance	43	41	39	39	38	1	3	5	12
Service charges and fees	58	64	57	55	52	(6)	(9)	6	11
Card and digital banking fees	18	18	19	19	18	—	(1)	1	4
Deferred compensation income[9]	(3)	3	8	8	(3)	(5)	NM	—	(1)
Securities gains/(losses)	(1)	—	—	—	—	(1)	NM	(1)	NM
Other noninterest income	16	18	19	16	18	(2)	(11)	(2)	(11)
Total noninterest income	195	212	215	189	181	(18)	(8)	13	7
Total revenue	862	888	889	830	812	(26)	(3)	50	6
Noninterest expense:
Personnel expense:
Salaries and benefits	211	213	209	206	201	(2)	(1)	10	5
Incentives and commissions	79	87	79	73	81	(8)	(9)	(1)	(2)
Deferred compensation expense[9]	(2)	3	8	3	(3)	(5)	NM	1	47
Total personnel expense	289	303	296	282	279	(14)	(5)	10	4
Occupancy and equipment[2]	84	83	80	79	78	1	2	6	8
Outside services	69	95	79	71	63	(26)	(27)	6	9
Amortization of intangible assets	8	9	9	10	10	(1)	(8)	(2)	(16)
Other noninterest expense	55	55	87	50	58	—	—	(3)	(5)
Total noninterest expense	505	545	551	491	488	(40)	(7)	17	4
Pre-provision net revenue[3]	357	343	339	339	325	14	4	32	10
Provision for credit losses	15	—	(5)	30	40	15	NM	(25)	(63)
Income before income taxes	342	343	344	309	285	(1)	—	57	20
Provision for income taxes	76	78	78	64	63	(2)	(2)	13	22
Net income	266	266	266	244	222	—	—	44	20
Net income attributable to noncontrolling interest	3	4	4	4	4	—	(12)	(1)	(14)
Net income attributable to controlling interest	263	262	262	240	218	1	—	44	20
Preferred stock dividends	5	5	8	8	5	—	—	—	—
Net income available to common shareholders	$257	$257	$254	$233	$213	$1	—%	$44	21%
Common Share Data
EPS	$0.54	$0.52	$0.50	$0.46	$0.41	$0.02	4%	$0.13	32%
Basic shares	480	491	505	508	517	(10)	(2)	(37)	(7)
Diluted EPS	$0.53	$0.52	$0.50	$0.45	$0.41	$0.01	2	$0.12	29
Diluted shares[8]	487	496	510	514	523	(10)	(2)%	(37)	(7)%

Effective tax rate	22.2%	22.6%	22.7%	20.8%	22.0%
Numbers may not total due to rounding.
See footnote disclosures on page 19 and glossary of terms on page 25.

ADJUSTED[4] FINANCIAL DATA - SEE NOTABLE ITEMS ON PAGE 8
Quarterly, Unaudited

						1Q26 Change vs.
($ in millions, except per share data)	1Q26	4Q25	3Q25	2Q25	1Q25	4Q25		1Q25
						$	%	$	%
Net interest income (FTE)[1]	$670	$679	$678	$645	$634	$(9)	(1)%	$36	6%
Adjusted noninterest income:
Fixed income	53	57	57	42	49	(4)	(7)	4	8
Mortgage banking	9	10	15	10	8	(1)	(10)	1	13
Brokerage, trust, and insurance	43	41	39	39	38	1	3	5	12
Service charges and fees	58	64	57	55	52	(6)	(9)	6	11
Card and digital banking fees	18	18	19	19	18	—	(1)	1	4
Deferred compensation income[9]	(3)	3	8	8	(3)	(5)	NM	—	(1)
Adjusted securities gains/(losses)	(1)	—	—	—	—	(1)	NM	(1)	NM
Adjusted other noninterest income	16	18	19	16	18	(2)	(11)	(2)	(11)
Adjusted total noninterest income	$195	$212	$215	$189	$181	$(18)	(8)%	$13	7%
Total revenue (FTE)[1]	$865	$892	$893	$833	$816	$(26)	(3)%	$49	6%

Adjusted noninterest expense:
Adjusted personnel expense:
Adjusted salaries and benefits	$211	$213	$209	$206	$201	$(2)	(1)%	$10	5%
Adjusted Incentives and commissions	79	87	79	73	81	(8)	(9)	(1)	(2)
Deferred compensation expense[9]	(2)	3	8	7	(3)	(5)	NM	1	47
Adjusted total personnel expense	289	303	296	286	279	(14)	(5)	10	4
Adjusted occupancy and equipment[2]	84	83	80	79	78	1	2	6	8
Adjusted outside services	69	95	79	71	63	(26)	(27)	6	9
Amortization of intangible assets	8	9	9	10	10	(1)	(8)	(2)	(16)
Adjusted other noninterest expense	55	52	79	50	52	3	6	3	6
Adjusted total noninterest expense	$505	$541	$542	$495	$482	$(36)	(7)%	$23	5%

Adjusted pre-provision net revenue[4]	$360	$350	$351	$338	$334	$10	3%	$26	8%

Provision for credit losses	$15	$—	$(5)	$30	$40	$15	NM	$(25)	(63)%

Adjusted net income available to common shareholders	$257	$259	$263	$229	$217	$(2)	(1)%	$40	18%

Adjusted Common Share Data
Adjusted diluted EPS	$0.53	$0.52	$0.51	$0.45	$0.42	$0.01	2%	$0.11	26%
Diluted shares[8]	487	496	510	514	523	(10)	(2)%	(37)	(7)%

Adjusted effective tax rate	22.2%	22.7%	22.7%	20.8%	22.0%
Adjusted ROTCE[4]	15.1%	15.0%	15.0%	13.6%	13.1%
Adjusted efficiency ratio[4]	58.3%	60.7%	60.8%	59.5%	59.1%
Numbers may not total due to rounding.
See footnote disclosures on page 19 and glossary of terms on page 25.

NOTABLE ITEMS
Quarterly, Unaudited

(In millions)	1Q26	4Q25	3Q25	2Q25	1Q25
Summary of Notable Items:
Deferred compensation adjustment	$—	$—	$—	$4	$—
FDIC special assessment (other noninterest expense)	—	7	2	1	(1)
Other notable expenses *	—	(10)	(10)	—	(5)
Total notable items (pre-tax)	$—	$(3)	$(8)	$4	$(6)
Tax-related notable items	$—	$—	$—	$—	$—
Preferred Stock Dividend **	$—	$—	$(3)	$—	$—
Numbers may not total due to rounding.
* 4Q25 and 3Q25 each include $10 million of Visa derivative valuation expenses and 1Q25 includes $5 million.
** 3Q25 includes $3 million deemed dividends on the redemption of $80 million par value of Series B Preferred Stock.

IMPACT OF NOTABLE ITEMS:
Quarterly, Unaudited

($ in millions, except per share data)	1Q26	4Q25	3Q25	2Q25	1Q25
Impacts of Notable Items:
Noninterest expense:
Personnel expenses:
Deferred compensation expense	$—	$—	$—	$4	$—
Total personnel expenses	—	—	—	4	—
Outside services	—	—	—	—	—
Other noninterest expense	—	(3)	(8)	1	(6)
Total noninterest expense	$—	$(3)	$(8)	$4	$(6)
Income before income taxes	$—	$3	$8	$(4)	$6
Provision for income taxes	—	1	2	(1)	1
Preferred stock dividends *	—	—	(3)	—	—
Net income/(loss) available to common shareholders	$—	$2	$9	$(3)	$4
EPS impact of notable items	$—	$—	$0.01	$—	$0.01
Numbers may not total due to rounding.
* 3Q25 includes $3 million deemed dividends on the redemption of $80 million par value of Series B Preferred Stock.

FINANCIAL RATIOS
Quarterly, Unaudited
						1Q26 Change vs.
	1Q26	4Q25	3Q25	2Q25	1Q25	4Q25			1Q25
FINANCIAL RATIOS						$/bp		%	$/bp		%
Net interest margin[6]	3.52%	3.51%	3.55%	3.40%	3.42%	1	bp		10	bp
Return on average assets	1.30%	1.27%	1.29%	1.20%	1.11%	3	bp		19	bp
Adjusted return on average assets[4]	1.30%	1.28%	1.32%	1.18%	1.14%	2	bp		16	bp
Return on average common equity (“ROCE”)	12.26%	11.99%	11.74%	11.14%	10.30%	27	bp		196	bp
Return on average tangible common equity (“ROTCE”)[4]	15.12%	14.82%	14.49%	13.85%	12.81%	31	bp		231	bp
Adjusted ROTCE[4]	15.12%	14.96%	15.00%	13.65%	13.08%	16	bp		204	bp
Noninterest income as a % of total revenue	22.63%	23.89%	24.16%	22.73%	22.29%	(126)	bp		34	bp
Adjusted noninterest income as a % of total revenue[4]	22.55%	23.80%	24.07%	22.63%	22.20%	(125)	bp		35	bp
Efficiency ratio	58.54%	61.33%	61.92%	59.20%	60.06%	(279)	bp		(152)	bp
Adjusted efficiency ratio[4]	58.34%	60.73%	60.76%	59.47%	59.09%	(239)	bp		(75)	bp
Allowance for credit losses to loans and leases[4]	1.28%	1.31%	1.38%	1.42%	1.45%	(3)	bp		(17)	bp

CAPITAL DATA
CET1 capital ratio*	10.5%	10.6%	11.0%	11.0%	10.9%	(10)	bp		(40)	bp
Tier 1 capital ratio*	11.9%	11.5%	11.9%	12.0%	11.9%	44	bp		—	bp
Total capital ratio*	13.7%	13.3%	13.8%	14.0%	14.1%	39	bp		(32)	bp
Tier 1 leverage ratio*	10.6%	10.2%	10.5%	10.6%	10.5%	44	bp		14	bp
Risk-weighted assets (“RWA”) (billions)*	$73.3	$73.0	$72.0	$71.7	$70.8	$0.3		—%	$2.5		4%
Total equity to total assets	11.25%	10.90%	11.11%	11.28%	11.10%	35	bp		15	bp
Tangible common equity/tangible assets (“TCE/TA”)[4]	8.27%	8.37%	8.55%	8.58%	8.37%	(10)	bp		(10)	bp
Period-end shares outstanding (millions)[8]	476	485	500	509	507	(9)		(2)%	(31)		(6)%
Cash dividends declared per common share	$0.17	$0.15	$0.15	$0.15	$0.15	$0.02		13%	$0.02		13%
Book value per common share	$17.72	$17.53	$17.19	$16.78	$16.40	$0.19		1%	$1.32		8%
Tangible book value per common share[4]	$14.34	$14.20	$13.94	$13.57	$13.17	$0.14		1%	$1.17		9%

SELECTED BALANCE SHEET DATA
Loans-to-deposit ratio (period-end balances)	96.83%	95.08%	96.23%	96.47%	96.90%	175	bp		(7)	bp
Loans-to-deposit ratio (average balances)	95.44%	95.33%	95.24%	96.62%	95.57%	11	bp		(13)	bp
Full-time equivalent associates	7,369	7,373	7,341	7,255	7,190	(4)		—%	179		2%
*Current quarter is an estimate.
See footnote disclosures on page 19 and glossary of terms on page 25.

CONSOLIDATED PERIOD-END BALANCE SHEET
Quarterly, Unaudited

						1Q26 Change vs.
(In millions)	1Q26	4Q25	3Q25	2Q25	1Q25	4Q25		1Q25
Assets:						$	%	$	%

Loans and leases:
Commercial, financial, and industrial (C&I)	$36,467	$35,905	$34,401	$34,359	$33,354	$562	2%	$3,113	9%
Commercial real estate	13,420	13,563	13,674	13,936	14,139	(143)	(1)	(719)	(5)
Total Commercial	49,887	49,468	48,076	48,295	47,493	419	1	2,394	5
Consumer real estate	13,928	14,107	14,403	14,368	14,089	(179)	(1)	(160)	(1)
Credit card and other[5]	562	580	579	597	633	(19)	(3)	(72)	(11)
Total Consumer	14,490	14,688	14,982	14,965	14,722	(198)	(1)	(232)	(2)
Loans and leases, net of unearned income	64,377	64,156	63,058	63,260	62,215	221	—	2,162	3
Loans held for sale	562	406	501	402	510	156	38	53	10
Investment securities	9,351	9,382	9,332	9,362	9,333	(31)	—	17	—
Trading securities	1,812	1,904	2,070	1,430	1,376	(92)	(5)	436	32
Interest-bearing deposits with banks	1,116	1,125	1,228	911	1,164	(9)	(1)	(49)	(4)
Federal funds sold and securities purchased under agreements to resell	754	634	774	527	728	120	19	26	4
Total interest earning assets	77,971	77,606	76,963	75,893	75,326	365	—	2,645	4
Cash and due from banks	889	961	912	988	915	(72)	(7)	(26)	(3)
Goodwill and other intangible assets, net	1,607	1,615	1,624	1,633	1,643	(8)	(1)	(36)	(2)
Premises and equipment, net	539	544	553	561	569	(5)	(1)	(30)	(5)
Allowance for loan and lease losses	(730)	(738)	(777)	(814)	(822)	9	1	93	11
Other assets	3,855	3,889	3,916	3,823	3,861	(33)	(1)	(5)	—
Total assets	$84,132	$83,876	$83,192	$82,084	$81,491	$256	—%	$2,640	3%

Liabilities and Shareholders' Equity:
Deposits:
Savings	$26,007	$26,010	$26,365	$25,939	$26,242	$(3)	—%	$(235)	(1)%
Time deposits	7,125	6,485	6,201	7,270	5,918	640	10	1,207	20
Other interest-bearing deposits	17,440	19,158	16,936	16,477	16,213	(1,718)	(9)	1,227	8
Total interest-bearing deposits	50,572	51,653	49,502	49,685	48,373	(1,081)	(2)	2,199	5
Trading liabilities	666	607	662	469	670	59	10	(4)	(1)
Federal funds purchased and securities sold under agreements to repurchase	2,193	3,012	2,675	3,201	2,572	(819)	(27)	(378)	(15)
Short-term borrowings	1,975	241	1,596	260	1,223	1,733	NM	752	61
Term borrowings	1,318	1,321	1,328	1,342	1,691	(2)	—	(372)	(22)
Total interest-bearing liabilities	56,725	56,835	55,763	54,957	54,529	(110)	—	2,196	4
Noninterest-bearing deposits	15,910	15,823	16,023	15,892	15,835	87	1	75	—
Other liabilities	2,032	2,076	2,163	1,978	2,084	(44)	(2)	(52)	(2)
Total liabilities	74,667	74,734	73,948	72,826	72,447	(67)	—	2,220	3
Shareholders' Equity:
Preferred stock[10]	741	349	349	426	426	392	112	314	74
Common stock	297	303	313	318	317	(6)	(2)	(20)	(6)
Capital surplus	3,759	3,974	4,288	4,459	4,472	(215)	(5)	(713)	(16)
Retained earnings	5,205	5,030	4,848	4,671	4,516	175	3	689	15
Accumulated other comprehensive loss, net	(832)	(809)	(849)	(912)	(983)	(23)	(3)	151	15
Combined shareholders' equity	9,170	8,847	8,949	8,962	8,749	323	4	421	5
Noncontrolling interest	295	295	295	295	295	—	—	—	—
Total shareholders' equity	9,465	9,142	9,244	9,257	9,044	323	4	421	5
Total liabilities and shareholders' equity	$84,132	$83,876	$83,192	$82,084	$81,491	$256	—%	$2,640	3%
Memo:
Total deposits	$66,482	$67,477	$65,525	$65,576	$64,208	$(994)	(1)%	$2,275	4%
Loans to mortgage companies	$4,641	$4,703	$3,926	$4,058	$3,369	$(62)	(1)%	$1,272	38%
Unfunded Loan Commitments:
Commercial	$18,980	$18,644	$18,485	$17,784	$17,974	$337	2%	$1,007	6%
Consumer	$4,022	$4,002	$4,036	$4,153	$4,190	$21	1%	$(168)	(4)%
Numbers may not total due to rounding. See footnote disclosures on page 19 and glossary of terms on page 25.

CONSOLIDATED AVERAGE BALANCE SHEET
Quarterly, Unaudited

						1Q26 Change vs.
(In millions)	1Q26	4Q25	3Q25	2Q25	1Q25	4Q25		1Q25
Assets:						$	%	$	%
Loans and leases:
Commercial, financial, and industrial (C&I)	$35,208	$35,005	$34,011	$33,634	$32,632	$203	1%	$2,576	8%
Commercial real estate	13,417	13,587	13,772	14,070	14,318	(170)	(1)	(901)	(6)
Total Commercial	48,625	48,591	47,784	47,704	46,951	34	—	1,674	4
Consumer real estate	13,998	14,255	14,409	14,224	14,046	(257)	(2)	(47)	—
Credit card and other[5]	569	586	594	623	649	(17)	(3)	(80)	(12)
Total Consumer	14,567	14,841	15,004	14,847	14,694	(274)	(2)	(127)	(1)
Loans and leases, net of unearned income	63,192	63,432	62,787	62,551	61,645	(240)	—	1,547	3
Loans held-for-sale	479	515	454	501	519	(36)	(7)	(40)	(8)
Investment securities	9,454	9,321	9,321	9,330	9,209	134	1	245	3
Trading securities	1,796	1,798	1,625	1,609	1,442	(2)	—	354	25
Interest-bearing deposits with banks	1,233	1,218	1,272	1,259	1,265	14	1	(33)	(3)
Federal funds sold and securities purchased under agreements to resell	756	743	573	636	713	13	2	43	6
Total interest earning assets	76,910	77,027	76,032	75,887	74,793	(117)	—	2,117	3
Cash and due from banks	936	900	860	864	886	36	4	51	6
Goodwill and other intangible assets, net	1,611	1,619	1,628	1,638	1,648	(8)	(1)	(36)	(2)
Premises and equipment, net	543	548	556	565	570	(5)	(1)	(27)	(5)
Allowance for loan and lease losses	(750)	(774)	(809)	(828)	(827)	24	3	77	9
Other assets	3,795	3,760	3,781	3,831	3,896	34	1	(101)	(3)
Total assets	$83,045	$83,081	$82,049	$81,958	$80,965	$(36)	—%	$2,081	3%

Liabilities and shareholders' equity:
Deposits:
Savings	$26,148	$26,693	$26,326	$25,899	$26,544	$(545)	(2)%	$(396)	(1)%
Time deposits	6,755	6,205	6,871	6,630	6,329	550	9	426	7
Other interest-bearing deposits	17,679	17,573	16,866	16,362	16,096	106	1	1,583	10
Total interest-bearing deposits	50,582	50,470	50,063	48,891	48,970	112	—	1,612	3
Trading liabilities	729	722	549	613	692	7	1	36	5
Federal funds purchased and securities sold under agreements to repurchase	2,649	2,807	2,631	2,692	2,479	(158)	(6)	170	7
Short-term borrowings	894	470	387	1,208	681	423	90	212	31
Term borrowings	1,319	1,323	1,335	1,556	1,332	(4)	—	(12)	(1)
Total interest-bearing liabilities	56,173	55,792	54,965	54,960	54,154	381	1	2,019	4
Noninterest-bearing deposits	15,628	16,072	15,862	15,851	15,535	(444)	(3)	93	1
Other liabilities	1,999	2,082	1,999	2,050	2,165	(83)	(4)	(166)	(8)
Total liabilities	73,800	73,946	72,825	72,861	71,854	(146)	—	1,946	3
Shareholders' Equity:
Preferred stock[10]	436	349	350	426	426	87	25	10	2
Common stock	300	307	316	318	323	(7)	(2)	(23)	(7)
Capital surplus	3,866	4,095	4,379	4,464	4,664	(229)	(6)	(798)	(17)
Retained earnings	5,129	4,910	4,798	4,562	4,468	219	4	661	15
Accumulated other comprehensive loss, net	(781)	(821)	(913)	(967)	(1,066)	40	5	285	27
Combined shareholders' equity	8,950	8,840	8,928	8,802	8,816	110	1	134	2
Noncontrolling interest	295	295	295	295	295	—	—	—	—
Total shareholders' equity	9,245	9,135	9,224	9,097	9,111	110	1	134	1
Total liabilities and shareholders' equity	$83,045	$83,081	$82,049	$81,958	$80,965	$(36)	—%	$2,081	3%
Memo:
Total deposits	$66,210	$66,542	$65,924	$64,742	$64,504	$(332)	—%	$1,706	3%
Loans to mortgage companies	$3,884	$4,160	$3,628	$3,533	$2,819	$(275)	(7)%	$1,066	38%
Numbers may not total due to rounding.
See footnote disclosures on page 19 and glossary of terms on page 25.

CONSOLIDATED NET INTEREST INCOME AND AVERAGE BALANCE SHEET: YIELDS AND RATES
Quarterly, Unaudited
											1Q26 Change vs.
	1Q26		4Q25		3Q25		2Q25		1Q25		4Q25			1Q25
(In millions, except rates)	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense			Income/Expense
											$/bp		%	$/bp		%
Interest earning assets/Interest income:
Loans and leases, net of unearned income:
Commercial	$707	5.89%	$743	6.07%	$767	6.37%	$738	6.21%	$715	6.18%	$(36)		(5)%	$(7)		(1)%
Consumer	181	4.99	187	5.02	191	5.07	186	4.99	182	4.96	(6)		(3)	—		—
Loans and leases, net of unearned income	887	5.68	930	5.83	957	6.06	924	5.92	897	5.89	(43)		(5)	(10)		(1)
Loans held-for-sale	7	6.26	8	6.45	8	6.86	8	6.76	9	7.09	(1)		(10)	(2)		(19)
Investment securities	71	3.02	71	3.06	72	3.09	71	3.06	69	3.02	—		—	2		3
Trading securities	24	5.25	25	5.57	24	5.81	23	5.72	20	5.57	(1)		(6)	3		17
Interest-bearing deposits with banks	11	3.69	12	3.97	14	4.41	14	4.45	14	4.44	(1)		(8)	(3)		(19)
Federal funds sold and securities purchased under agreements	7	3.55	7	3.86	6	4.20	7	4.24	7	4.24	(1)		(9)	(1)		(11)
Interest income	$1,008	5.29%	$1,054	5.44%	$1,081	5.65%	$1,047	5.53%	$1,017	5.50%	$(47)		(4)%	$(10)		(1)%

Interest bearing liabilities/Interest expense:
Interest-bearing deposits:
Savings	$138	2.14%	$169	2.51%	$184	2.78%	$177	2.73%	$175	2.67%	$(30)		(18)%	$(36)		(21)%
Time deposits	56	3.39	55	3.49	64	3.71	64	3.88	62	4.00	2		3	(6)		(10)
Other interest-bearing deposits	89	2.04	98	2.22	102	2.41	96	2.36	92	2.31	(9)		(9)	(3)		(3)
Total interest-bearing deposits	284	2.28	322	2.53	351	2.78	337	2.76	329	2.72	(38)		(12)	(45)		(14)
Trading liabilities	7	3.81	7	3.76	5	3.93	6	4.07	7	4.29	—		—	—		(6)
Federal funds purchased and securities sold under agreements to repurchase	20	2.98	23	3.21	23	3.52	24	3.61	21	3.47	(3)		(14)	(2)		(8)
Short-term borrowings	8	3.78	5	4.08	4	4.39	13	4.47	7	4.40	3		72	1		13
Term borrowings	19	5.65	19	5.76	19	5.82	22	5.60	18	5.41	—		(2)	1		3
Interest expense	337	2.43	375	2.67	403	2.91	403	2.94	383	2.87	(38)		(10)	(46)		(12)
Net interest income - tax equivalent basis	670	2.86	679	2.77	678	2.74	645	2.59	634	2.63	(9)		(1)	36		6
Fully taxable equivalent adjustment	(3)	0.66	(3)	0.74	(3)	0.81	(4)	0.81	(3)	0.79	—		10	—		12
Net interest income	$667	3.52%	$676	3.51%	$674	3.55%	$641	3.40%	$631	3.42%	$(9)		(1)%	$36		6%

Memo:
Total loan yield		5.68%		5.83%		6.06%		5.92%		5.89%	(15)	bp		(21)	bp
Total deposit cost		1.74%		1.92%		2.11%		2.09%		2.07%	(18)	bp		(33)	bp
Total funding cost		1.90%		2.07%		2.26%		2.28%		2.23%	(17)	bp		(33)	bp
Average loans and leases, net of unearned income	$63,192		$63,432		$62,787		$62,551		$61,645		$(240)		—%	$1,547		3%
Average deposits	66,210		66,542		65,924		64,742		64,504		(332)		—%	1,706		3%
Average funded liabilities	71,801		71,864		70,827		70,811		69,689		$(63)		—%	$2,112		3%
Net interest income and yields are adjusted to a fully taxable equivalent (“FTE”) basis assuming a statutory federal income tax of 21 percent and, where applicable, state income taxes.
Earning assets yields are expressed net of unearned income.
Loan yields include loan fees, cash basis interest income, and loans on nonaccrual status.
Numbers may not total due to rounding.
See footnote disclosures on page 19 and glossary of terms on page 25.

CONSOLIDATED NONPERFORMING LOANS AND LEASES ("NPL")
Quarterly, Unaudited

	As of					1Q26 change vs.
(In millions, except ratio data)	1Q26	4Q25	3Q25	2Q25	1Q25	4Q25		1Q25
						$	%	$	%
Nonperforming loans and leases
Commercial, financial, and industrial (C&I)	$219	$224	$211	$224	$195	$(5)	(2)%	$24	12%
Commercial real estate	243	239	254	236	284	4	2	(42)	(15)
Consumer real estate	144	140	139	131	129	4	3	15	11
Credit card and other[5]	1	1	1	1	1	—	13	—	(14)
Total nonperforming loans and leases	$606	$604	$605	$593	$609	$2	—%	$(3)	(1)%

Asset Quality Ratio
Nonperforming loans and leases to loans and leases
Commercial, financial, and industrial (C&I)	0.60%	0.62%	0.61%	0.65%	0.58%
Commercial real estate	1.81	1.76	1.86	1.70	2.01
Consumer real estate	1.03	0.99	0.96	0.91	0.92
Credit card and other[5]	0.19	0.16	0.25	0.21	0.19
Total nonperforming loans and leases to loans and leases	0.94%	0.94%	0.96%	0.94%	0.98%
Numbers may not total due to rounding.
See footnote disclosures on page 19 and glossary of terms on page 25.

CONSOLIDATED LOANS AND LEASES 90 DAYS OR MORE PAST DUE AND ACCRUING
Quarterly, Unaudited

	As of					1Q26 change vs.
(In millions)	1Q26	4Q25	3Q25	2Q25	1Q25	4Q25		1Q25
						$	%	$	%
Loans and leases 90 days or more past due and accruing
Commercial, financial, and industrial (C&I)	$1	$1	$1	$1	$1	$(1)	(44)%	$—	43%
Commercial real estate	—	—	—	—	—	—	NM	—	NM
Consumer real estate	2	6	6	6	7	(4)	(72)	(5)	(77)
Credit card and other[5]	1	1	2	1	—	—	(30)	—	NM
Total loans and leases 90 days or more past due and accruing	$3	$8	$9	$8	$8	$(5)	(62)%	$(5)	(60)%
Numbers may not total due to rounding.
See footnote disclosures on page 19 and glossary of terms on page 25.

CONSOLIDATED NET CHARGE-OFFS (RECOVERIES)
Quarterly, Unaudited

	As of					1Q26 change vs.
(In millions, except ratio data)	1Q26	4Q25	3Q25	2Q25	1Q25	4Q25		1Q25
Charge-off, Recoveries and Related Ratios						$	%	$	%
Gross Charge-offs
Commercial, financial, and industrial (C&I)	$36	$39	$25	$28	$34	$(3)	(8)%	$3	8%
Commercial real estate	4	2	3	8	3	2	NM	1	36
Consumer real estate	1	1	1	2	—	—	(1)	1	NM
Credit card and other[5]	4	4	6	6	4	—	(7)	—	4
Total gross charge-offs	$45	$47	$36	$43	$41	$(1)	(3)%	$5	11%
Gross Recoveries
Commercial, financial, and industrial (C&I)	$(14)	$(13)	$(6)	$(6)	$(6)	$—	(2)%	$(8)	NM
Commercial real estate	—	—	—	—	(3)	—	NM	3	96
Consumer real estate	(2)	(2)	(1)	(2)	(1)	—	12	(1)	(57)
Credit card and other[5]	(1)	(1)	(1)	(2)	(1)	—	(17)	—	19
Total gross recoveries	$(17)	$(16)	$(9)	$(9)	$(12)	$—	(2)%	$(5)	(44)%
Net Charge-offs (Recoveries)
Commercial, financial, and industrial (C&I)	$23	$26	$19	$22	$28	$(3)	(13)%	$(5)	(19)%
Commercial real estate	3	2	3	8	(1)	2	NM	4	NM
Consumer real estate	—	(1)	(1)	—	(1)	—	34	—	42
Credit card and other[5]	3	3	5	4	3	—	(14)	—	15
Total net charge-offs	$29	$30	$26	$34	$29	$(2)	(6)%	$—	(2)%

Annualized Net Charge-off (Recovery) Rates
Commercial, financial, and industrial (C&I)	0.26%	0.30%	0.22%	0.26%	0.35%
Commercial real estate	0.10	0.04	0.09	0.22	(0.02)
Consumer real estate	(0.01)	(0.02)	(0.02)	—	(0.02)
Credit card and other[5]	2.10	2.31	3.54	2.64	1.60
Total loans and leases	0.18%	0.19%	0.17%	0.22%	0.19%
Numbers may not total due to rounding.
See footnote disclosures on page 19 and glossary of terms on page 25.

CONSOLIDATED ALLOWANCE FOR LOAN AND LEASE LOSSES AND RESERVE FOR UNFUNDED COMMITMENTS
Quarterly, Unaudited

	As of					1Q26 Change vs.
(In millions)	1Q26	4Q25	3Q25	2Q25	1Q25	4Q25		1Q25
Summary of Changes in the Components of the Allowance For Credit Losses						$	%	$	%
Allowance for loan and lease losses - beginning	$738	$777	$814	$822	$815	$(38)	(5)%	$(77)	(9)%
Charge-offs:
Commercial, financial, and industrial (C&I)	(36)	(39)	(25)	(28)	(34)	3	8	(3)	(8)
Commercial real estate	(4)	(2)	(3)	(8)	(3)	(2)	NM	(1)	(36)
Consumer real estate	(1)	(1)	(1)	(2)	—	—	1	(1)	NM
Credit card and other[5]	(4)	(4)	(6)	(6)	(4)	—	7	—	(4)
Total charge-offs	(45)	(47)	(36)	(43)	(41)	1	3	(5)	(11)
Recoveries:
Commercial, financial, and industrial (C&I)	14	13	6	6	6	—	2	8	NM
Commercial real estate	—	—	—	—	3	—	NM	(3)	(96)
Consumer real estate	2	2	1	2	1	—	(12)	1	57
Credit card and other[5]	1	1	1	2	1	—	17	—	(19)
Total Recoveries	17	16	9	9	12	—	2	5	44
Provision for loan and lease losses:
Commercial, financial, and industrial (C&I)	41	28	5	23	28	13	45	12	45
Commercial real estate	(17)	(26)	(5)	(5)	(2)	9	35	(15)	NM
Consumer real estate	(6)	(13)	(15)	4	8	7	52	(14)	NM
Credit card and other[5]	3	3	4	3	2	(1)	(16)	1	27
Total provision for loan and lease losses:	20	(8)	(11)	26	36	28	NM	(16)	(44)
Allowance for loan and lease losses - ending	$730	$738	$777	$814	$822	$(9)	(1)%	$(93)	(11)%

Reserve for unfunded commitments - beginning	$101	$93	$87	$83	$79	$8	9%	$22	28%
Provision for unfunded commitments	(5)	8	6	4	4	(13)	NM	(9)	NM
Reserve for unfunded commitments - ending	$96	$101	$93	$87	$83	$(5)	(5)%	$13	16%
Total allowance for credit losses- ending	$826	$839	$870	$901	$905	$(13)	(2)%	$(79)	(9)%
Numbers may not total due to rounding.
See footnote disclosures on page 19 and glossary of terms on page 25.

CONSOLIDATED ASSET QUALITY RATIOS - ALLOWANCE FOR LOAN AND LEASE LOSSES
Quarterly, Unaudited

	As of
	1Q26	4Q25	3Q25	2Q25	1Q25

Allowance for loan and lease losses to loans and leases
Commercial, financial, and industrial (C&I)	0.97%	0.93%	0.97%	1.01%	1.04%
Commercial real estate	1.16%	1.30%	1.49%	1.53%	1.59%
Consumer real estate	1.44%	1.46%	1.52%	1.63%	1.63%
Credit card and other[5]	3.49%	3.40%	3.42%	3.50%	3.41%
Total allowance for loan and lease losses to loans and leases	1.13%	1.15%	1.23%	1.29%	1.32%
Allowance for loan and lease losses to nonperforming loans and leases
Commercial, financial, and industrial (C&I)	162%	150%	158%	155%	178%
Commercial real estate	64%	74%	80%	90%	79%
Consumer real estate	140%	147%	158%	179%	178%
Credit card and other[5]	1,842%	2,096%	1,380%	1,684%	1,752%
Total allowance for loan and lease losses to nonperforming loans and leases	120%	122%	128%	137%	135%

Allowance for credit losses ratios
Total allowance for credit losses to loans and leases[4]	1.28%	1.31%	1.38%	1.42%	1.45%
Total allowance for credit losses to nonperforming loans and leases[4]	136%	139%	144%	152%	148%
See footnote disclosures on page 19 and glossary of terms on page 25.

COMMERCIAL, CONSUMER, AND WEALTH
Quarterly, Unaudited

						1Q26 Change vs.
	1Q26	4Q25	3Q25	2Q25	1Q25	4Q25			1Q25
						$/bp		%	$/bp		%
Income Statement (millions)
Net interest income	$649	$662	$671	$643	$633	$(13)		(2)%	$17		3%
Noninterest income	119	124	117	113	110	(6)		(5)	9		8
Total revenue	768	786	787	757	743	(18)		(2)	25		3
Noninterest expense	368	380	366	355	344	(12)		(3)	23		7
Pre-provision net revenue[3]	400	407	421	402	398	(6)		(1)	2		1
Provision for credit losses	8	(2)	2	13	38	10		NM	(30)		(79)
Income before income tax expense	393	409	420	389	360	(16)		(4)	32		9
Income tax expense	94	98	100	92	86	(4)		(4)	8		10
Net income	$299	$311	$319	$296	$275	$(12)		(4)%	$24		9%

Average Balances (billions)
Total loans and leases	$56.5	$56.5	$56.4	$56.3	$56.2	$—		—%	$0.3		1%
Interest-earning assets	56.5	56.5	56.4	56.3	56.2	—		—	0.3		1
Total assets	59.0	59.0	58.8	58.7	58.7	—		—	0.3		—
Total deposits	58.7	59.4	59.1	58.9	59.1	(0.7)		(1)	(0.4)		(1)

Key Metrics
Net interest margin[6]	4.68%	4.67%	4.74%	4.60%	4.58%	1	bp		10	bp
Efficiency ratio	47.85%	48.31%	46.50%	46.91%	46.36%	(46)	bp		149	bp
Loans-to-deposits ratio (period-end balances)	95.94%	94.83%	94.56%	95.33%	94.28%	111	bp		166	bp
Loans-to-deposits ratio (average balances)	96.19%	95.09%	95.30%	95.59%	94.99%	110	bp		120	bp
Return on average assets (annualized)	2.05%	2.09%	2.15%	2.02%	1.90%	(4)	bp		15	bp
Return on allocated equity[7]	20.57%	20.34%	20.37%	18.80%	17.54%	23	bp		303	bp
Financial center locations	410	412	413	414	414	(2)			(4)
Numbers may not total due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.
See footnote disclosures on page 19 and glossary of terms on page 25.

Commercial, Consumer, and Wealth segment: Offers financial products and services, including traditional lending and deposit taking, to commercial and consumer clients primarily in the southern U.S. and other selected markets. Commercial, Consumer & Wealth also consists of lines of business that deliver product offerings and services with niche industry knowledge including asset-based lending, commercial real estate, equipment finance/leasing, energy, international banking, healthcare, and transportation and logistics. Additionally, Commercial, Consumer & Wealth provides investment, wealth management, financial planning, trust and asset management services for consumer clients as well as delivering treasury management solutions, loan syndications, and corporate banking services.

WHOLESALE
Quarterly, Unaudited

						1Q26 Change vs.
	1Q26	4Q25	3Q25	2Q25	1Q25	4Q25			1Q25
						$/bp		%	$/bp		%
Income Statement (millions)
Net interest income	$62	$66	$60	$57	$50	$(3)		(5)%	$12		25%
Noninterest income	64	69	74	53	59	(5)		(7)	5		8
Total revenue	126	135	134	111	109	(9)		(6)	17		16
Noninterest expense	83	85	83	75	75	(1)		(1)	8		11
Pre-provision net revenue[3]	43	50	52	36	34	(7)		(15)	9		27
Provision for credit losses	9	3	(1)	6	3	6		NM	6		NM
Income before income tax expense	34	47	52	30	31	(13)		(28)	3		10
Income tax expense	8	11	13	7	7	(3)		(28)	1		10
Net income	$26	$36	$40	$23	$23	$(10)		(28)%	$2		10%

Average Balances (billions)
Total loans and leases	$6.3	$6.5	$6.0	$5.8	$5.0	$(0.2)		(2)%	$1.3		26%
Interest-earning assets	9.4	9.6	8.7	8.6	7.8	(0.2)		(2)	1.6		21
Total assets	10.1	10.3	9.4	9.3	8.5	(0.2)		(2)	1.6		18
Total deposits	2.3	2.3	2.2	2.1	2.0	—		—	0.3		13

Key Metrics
Fixed income product average daily revenue (thousands)	$742	$765	$771	$550	$586	$(23)		(3)%	$157		27%
Net interest margin[6]	2.68%	2.72%	2.77%	2.67%	2.59%	(4)	bp		9	bp
Efficiency ratio	66.03%	62.77%	61.54%	67.76%	69.01%	326	bp		(298)	bp
Loans-to-deposits ratio (period-end balances)	354%	343%	319%	312%	288%	1,047	bp		6,594	bp
Loans-to-deposits ratio (average balances)	280%	288%	276%	282%	252%	(758)	bp		2,815	bp
Return on average assets (annualized)	1.03%	1.38%	1.68%	0.98%	1.11%	(35)	bp		(8)	bp
Return on allocated equity[7]	17.54%	24.11%	26.29%	15.39%	16.00%	(658)	bp		153	bp
Numbers may not total due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.
See footnote disclosures on page 19 and glossary of terms on page 25.

Wholesale segment: Consists of lines of business that deliver product offerings and services with differentiated industry knowledge. Wholesale’s lines of business include mortgage warehouse lending, franchise finance, correspondent banking, and mortgage. Additionally, Wholesale has a line of business focused on fixed income securities sales, trading, underwriting, and strategies for institutional clients in the U.S. and abroad, as well as loan sales, portfolio advisory services, and derivative sales.

CORPORATE
Quarterly, Unaudited

						1Q26 Change vs.
	1Q26	4Q25	3Q25	2Q25	1Q25	4Q25		1Q25
						$	%	$	%
Income Statement (millions)
Net interest income/(expense)	$(44)	$(51)	$(56)	$(60)	$(51)	$7	14%	$7	14%
Noninterest income	12	18	25	22	12	(7)	(36)	—	(1)
Total revenues	(32)	(33)	(32)	(38)	(40)	1	2	7	18
Noninterest expense	54	80	102	61	68	(26)	(33)	(14)	(21)
Pre-provision net revenue[3]	(86)	(113)	(134)	(99)	(108)	27	24	21	20
Provision for credit losses	(2)	(1)	(6)	11	(1)	(1)	(81)	(1)	(78)
Income before income tax expense	(84)	(112)	(128)	(110)	(106)	28	25	22	21
Income tax expense (benefit)	(26)	(31)	(35)	(35)	(31)	5	16	4	15
Net income/(loss)	$(58)	$(81)	$(93)	$(75)	$(76)	$23	28%	$18	23%

Average Balance Sheet (billions)
Interest bearing assets	$11.1	$11.0	$11.0	$11.0	$10.8	$0.1	1%	$0.2	2%
Total assets	14.0	13.8	13.9	13.9	13.8	0.2	1	0.2	2
Numbers may not total due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.

Corporate segment: Consists primarily of corporate support functions including risk management, audit, accounting, finance, executive office, and corporate communications. Shared support services such as human resources, marketing, properties, technology, credit risk and bank operations are allocated to the activities of Commercial, Consumer & Wealth, Wholesale and Corporate. Additionally, the Corporate segment includes centralized management of capital and funding to support the business activities of the company including management of balance sheet funding, liquidity, and capital management and allocation. The Corporate segment also includes the revenue and expense associated with run-off businesses such as pre-2009 mortgage banking elements, run-off consumer and trust preferred loan portfolios, and other exited businesses.

FOOTNOTES
1 Taxable equivalent interest income and interest expense are non-GAAP measures and are reconciled to net interest income (GAAP) in the table.
2 Occupancy and Equipment expense includes Computer Software Expense.
3 Pre-provision net revenue is a non-GAAP measure and is reconciled to income before income taxes (GAAP) in the table.
4 Represents a non-GAAP measure and is reconciled to the nearest GAAP measure in the non-GAAP to GAAP reconciliations beginning on page 20.
5 Credit card and other includes $157 million of commercial credit card balances at March 31, 2026.
6 Net interest margin is computed using total NII adjusted for FTE assuming a statutory federal income tax rate of 21 percent and, where applicable, state taxes.
7 Segment equity is allocated based on an internal allocation methodology.
8 Share count for all periods shown was impacted by share repurchases.
9 Balance fluctuates based on market conditions. 1Q26 decrease driven by equity market valuations.
10 Preferred Stock balance impacted by the issuance of Series H Preferred Stock in 1Q26.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($ in millions, except per share data)	1Q26	4Q25	3Q25	2Q25	1Q25

Tangible Common Equity (Non-GAAP)
(A) Total equity (GAAP)	$9,465	$9,142	$9,244	$9,257	$9,044
Less: Noncontrolling interest (a)	295	295	295	295	295
Less: Preferred stock (a)	741	349	349	426	426
(B) Total common equity	$8,429	$8,498	$8,600	$8,536	$8,322
Less: Intangible assets (GAAP) (b)	1,607	1,615	1,624	1,633	1,643
(C) Tangible common equity (Non-GAAP)	$6,822	$6,882	$6,976	$6,903	$6,680

Tangible Assets (Non-GAAP)
(D) Total assets (GAAP)	$84,132	$83,876	$83,192	$82,084	$81,491
Less: Intangible assets (GAAP) (b)	1,607	1,615	1,624	1,633	1,643
(E) Tangible assets (Non-GAAP)	$82,525	$82,261	$81,568	$80,451	$79,849

Period-end Shares Outstanding
(F) Period-end shares outstanding	476	485	500	509	507

Ratios
(A)/(D) Total equity to total assets (GAAP)	11.25%	10.90%	11.11%	11.28%	11.10%
(C)/(E) Tangible common equity to tangible assets (“TCE/TA”) (Non-GAAP)	8.27%	8.37%	8.55%	8.58%	8.37%
(B)/(F) Book value per common share (GAAP)	$17.72	$17.53	$17.19	$16.78	$16.40
(C)/(F) Tangible book value per common share (Non-GAAP)	$14.34	$14.20	$13.94	$13.57	$13.17
(a)     Included in Total equity on the Consolidated Balance Sheet.
(b)     Includes goodwill and other intangible assets, net of amortization.
Numbers may not total due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($ in millions, except per share data)		1Q26	4Q25	3Q25	2Q25	1Q25

Adjusted Diluted EPS
Net income available to common shareholders ("NIAC") (GAAP)	a	$257	$257	$254	$233	$213
Plus Total notable items (after-tax) (Non-GAAP) (a)		$—	$2	$9	$(3)	$4
Adjusted net income available to common shareholders (Non-GAAP)	b	$257	$259	$263	$229	$217

Diluted Shares (GAAP)[8]	c	487	496	510	514	523

Diluted EPS (GAAP)	a/c	$0.53	$0.52	$0.50	$0.45	$0.41
Adjusted diluted EPS (Non-GAAP)	b/c	$0.53	$0.52	$0.51	$0.45	$0.42

Adjusted Net Income ("NI") and Adjusted Return on Assets ("ROA")
Net Income ("NI") (GAAP)		$266	$266	$266	$244	$222
Plus Relevant notable items (after-tax) (Non-GAAP) (a)		$—	$2	$6	$(3)	$4
Adjusted NI (Non-GAAP)		$266	$268	$272	$241	$227

NI (annualized) (GAAP)	d	$1,079	$1,054	$1,055	$980	$901
Adjusted NI (annualized) (Non-GAAP)	e	$1,079	$1,064	$1,079	$967	$919

Average assets (GAAP)	f	$83,045	$83,081	$82,049	$81,958	$80,965

ROA (GAAP)	d/f	1.30%	1.27%	1.29%	1.20%	1.11%
Adjusted ROA (Non-GAAP)	e/f	1.30%	1.28%	1.32%	1.18%	1.14%

Return on Average Common Equity ("ROCE")/ Return on Average Tangible Common Equity ("ROTCE")/ Adjusted ROTCE
Net income available to common shareholders ("NIAC") (annualized) (GAAP)	g	$1,044	$1,018	$1,007	$933	$864
Adjusted Net income available to common shareholders (annualized) (Non-GAAP)	h	$1,044	$1,028	$1,042	$919	$882

Average Common Equity (GAAP)	i	$8,514	$8,491	$8,579	$8,376	$8,389
Intangible Assets (GAAP) (b)		1,611	1,619	1,628	1,638	1,648
Average Tangible Common Equity (Non-GAAP)	j	$6,903	$6,872	$6,950	$6,738	$6,742

ROCE (GAAP)	g/i	12.26%	11.99%	11.74%	11.14%	10.30%
ROTCE (Non-GAAP)	g/j	15.12%	14.82%	14.49%	13.85%	12.81%
Adjusted ROTCE (Non-GAAP)	h/j	15.12%	14.96%	15.00%	13.65%	13.08%
(a)     Adjusted for those notable items relevant to the amount being adjusted, as detailed on page 8.
(b)     Includes goodwill and other intangible assets, net of amortization.
Numbers may not total due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

(In millions)		1Q26	4Q25	3Q25	2Q25	1Q25

Adjusted Noninterest Income as a % of Total Revenue
Noninterest income (GAAP)	k	$195	$212	$215	$189	$181
Plus notable items (pretax) (GAAP) (a)		—	—	—	—	—
Adjusted noninterest income (Non-GAAP)	l	$195	$212	$215	$189	$181

Revenue (GAAP)	m	$862	$888	$889	$830	$812
Taxable-equivalent adjustment		3	3	3	4	3
Revenue- Taxable-equivalent (Non-GAAP)		865	892	893	833	816
Plus notable items (pretax) (GAAP) (a)		—	—	—	—	—
Adjusted revenue (Non-GAAP)	n	$865	$892	$893	$833	$816

Securities gains/(losses) (GAAP)	o	$(1)	$—	$—	$—	$—

Noninterest income as a % of total revenue (GAAP)	(k-o)/(m-o)	22.63%	23.89%	24.16%	22.73%	22.29%
Adjusted noninterest income as a % of total revenue (Non-GAAP)	(l-o)/(n-o)	22.55%	23.80%	24.07%	22.63%	22.20%

Adjusted Efficiency Ratio
Noninterest expense (GAAP)	p	$505	$545	$551	$491	$488
Plus notable items (pretax) (GAAP) (a)		—	(3)	(8)	4	(6)
Adjusted noninterest expense (Non-GAAP)	q	$505	$541	$542	$495	$482

Revenue (GAAP)	r	$862	$888	$889	$830	$812
Taxable-equivalent adjustment		3	3	3	4	3
Revenue- Taxable-equivalent (Non-GAAP)		865	892	893	833	816
Plus notable items (pretax) (GAAP) (a)		—	—	—	—	—
Adjusted revenue (Non-GAAP)	s	$865	$892	$893	$833	$816

Securities gains/(losses) (GAAP)	t	$(1)	$—	$—	$—	$—

Efficiency ratio (GAAP)	p/ (r-t)	58.54%	61.33%	61.92%	59.20%	60.06%
Adjusted efficiency ratio (Non-GAAP)	q/ (s-t)	58.34%	60.73%	60.76%	59.47%	59.09%
(a)     Adjusted for those notable items relevant to the amount being adjusted, as detailed on page 8.
Numbers may not total due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($ in millions)

	Period-end				Average
	1Q26	4Q25	1Q26 vs. 4Q25		1Q26	4Q25	1Q26 vs. 4Q25
Loans excluding LMC
Total Loans (GAAP)	$64,377	$64,156	$221	—%	$63,192	$63,432	$(240)	—%
LMC (GAAP)	4,641	4,703	(62)	(1)%	3,884	4,160	(275)	(7)%
Total Loans excl. LMC (Non-GAAP)	59,736	59,453	283	—%	59,308	59,273	35	—%
Total Consumer (GAAP)	14,490	14,688	(198)	(1)%	14,567	14,841	(274)	(2)%
Total Commercial excl. LMC (Non-GAAP)	45,246	44,765	481	1%	44,741	44,432	309	1%
Total CRE (GAAP)	13,420	13,563	(143)	(1)%	13,417	13,587	(170)	(1)%
Total C&I excl. LMC (Non-GAAP)	$31,826	$31,202	$624	2%	$31,324	$30,845	479	2%

Numbers may not total due to rounding.

		1Q26	4Q25	3Q25	2Q25	1Q25
Allowance for credit losses to loans and leases and Allowance for credit losses to nonperforming loans and leases
Allowance for loan and lease losses (GAAP)	A	$730	$738	$777	$814	$822
Reserve for unfunded commitments (GAAP)		96	101	93	87	83
Allowance for credit losses (Non-GAAP)	B	$826	$839	$870	$901	$905

Loans and leases (GAAP)	C	$64,377	$64,156	$63,058	$63,260	$62,215
Nonaccrual loans and leases (GAAP)	D	$606	$604	$605	$593	$609

Allowance for loans and lease losses to loans and leases (GAAP)	A/C	1.13%	1.15%	1.23%	1.29%	1.32%
Allowance for credit losses to loans and leases (Non-GAAP)	B/C	1.28%	1.31%	1.38%	1.42%	1.45%

Allowance for loans and lease losses to nonperforming loans and leases (GAAP)	A/D	120%	122%	128%	137%	135%
Allowance for credit losses to nonperforming loans and leases (Non-GAAP)	B/D	136%	139%	144%	152%	148%
Numbers may not total due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($ in millions)

	1Q26	4Q25	3Q25	2Q25	1Q25
Adjusted Pre-provision Net Revenue (PPNR)
Pre-tax income (GAAP)	$342	$343	$344	$309	$285
Plus notable items (pretax) (GAAP) (a)	—	3	8	(4)	6
Adjusted Pre-tax income (non-GAAP)	$342	$347	$352	$304	$290
Plus provision for credit losses expense (GAAP)	15	—	(5)	30	40
Adjusted Pre-provision net revenue (PPNR) (non-GAAP)	$357	$347	$347	$334	$330
Taxable-equivalent adjustment	3	3	3	4	3
Adjusted Pre-provision net revenue-Taxable-equivalent (Non-GAAP)	$360	$350	$351	$338	$334
(a)     Adjusted for those notable items relevant to the amount being adjusted, as detailed on page 8.
Numbers may not total due to rounding.

GLOSSARY OF TERMS
Common Equity Tier 1 Ratio: Ratio consisting of common equity adjusted for certain unrealized gains/(losses) on available-for-sale securities, less disallowed portions of goodwill, other intangibles, and deferred tax assets as well as certain other regulatory deductions divided by risk-weighted assets.

Fully Taxable Equivalent (“FTE”): Reflects the amount of tax-exempt income adjusted to a level that would yield the same after-tax income had that income been subject to taxation.

Tier 1 Capital Ratio: Ratio consisting of shareholders’ equity adjusted for certain unrealized gains/(losses) on available-for-sale securities, plus qualifying portions of noncontrolling interests, less disallowed portions of goodwill, other intangible assets, and deferred tax assets as well as certain other regulatory deductions divided by risk-weighted assets.

Key Ratios
Return on Average Assets: Ratio is annualized net income to average total assets.

Return on Average Common Equity: Ratio is annualized net income available to common shareholders to average common equity.

Return on Average Tangible Common Equity: Ratio is annualized net income available to common shareholders to average tangible common equity.

Noninterest Income as a Percentage of Total Revenue: Ratio is noninterest income excluding securities gains/(losses) to total revenue - taxable equivalent excluding securities gains/(losses).

Efficiency Ratio: Ratio is noninterest expense to total revenue - taxable equivalent excluding securities gains/(losses).

Leverage Ratio: Ratio is tier 1 capital to average assets for leverage.

Asset Quality - Consolidated Key Ratios
Nonperforming loans and leases ("NPL") %: Ratio is nonaccruing loans and leases in the loan portfolio to total period-end loans and leases.

Net charge-offs %: Ratio is annualized net charge-offs to total average loans and leases.

Allowance / loans and leases: Ratio is allowance for loan and lease losses to total period-end loans and leases.

Allowance / Nonperforming loans and leases: Ratio is allowance for loan and lease losses to nonperforming loans and leases in the loan portfolio.

Operating Segments
Commercial, Consumer, and Wealth segment: Offers financial products and services, including traditional lending and deposit taking, to commercial and consumer clients primarily in the southern U.S. and other selected markets. Commercial, Consumer & Wealth also consists of lines of business that deliver product offerings and services with niche industry knowledge including asset-based lending, commercial real estate, equipment finance/leasing, energy, international banking, healthcare, and transportation and logistics. Additionally, Commercial, Consumer & Wealth provides investment, wealth management, financial planning, trust and asset management services for consumer clients as well as delivering treasury management solutions, loan syndications, and corporate banking services.

Wholesale segment: Consists of lines of business that deliver product offerings and services with differentiated industry knowledge. Wholesale’s lines of business include mortgage warehouse lending, franchise finance, correspondent banking, and mortgage. Additionally, Wholesale has a line of business focused on fixed income securities sales, trading, underwriting, and strategies for institutional clients in the U.S. and abroad, as well as loan sales, portfolio advisory services, and derivative sales.

Corporate segment: Consists primarily of corporate support functions including risk management, audit, accounting, finance, executive office, and corporate communications. Shared support services such as human resources, marketing, properties, technology, credit risk and bank operations are allocated to the activities of Commercial, Consumer & Wealth, Wholesale and Corporate. Additionally, the Corporate segment includes centralized management of capital and funding to support the business activities of the company including management of balance sheet funding, liquidity, and capital management and allocation. The Corporate segment also includes the revenue and expense associated with run-off businesses such as pre-2009 mortgage banking elements, run-off consumer and trust preferred loan portfolios, and other exited businesses.